SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2005

Cox Radio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12187	58-1620022
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6205 Peachtree Dunwoody Road Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(678) 645-0000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Cox Radio, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2004, and a copy of this press release is being furnished as an exhibit to this report. The press release contains disclosure of station operating income, station operating income margin, free cash flow, adjusted EBITDA and consolidated debt, each of which is not a measure of financial performance or liquidity calculated in accordance with accounting principles generally accepted in the United States (GAAP). Page 7 of the press release contains disclosure regarding why management believes the presentation of these non-GAAP measures provide useful information to investors and, to the extent material, management’s uses for such measures. Page 8 of the press release contains:

•	a tabular reconciliation of operating income, from Cox Radio’s financial statements presented in accordance with GAAP, to station operating income, a non-GAAP financial measure;

•	a tabular reconciliation of net income, from Cox Radio’s financial statements presented in accordance with GAAP, to free cash flow, a non-GAAP financial measure; and

•	a tabular reconciliation of operating income for the twelve months ended December 31, 2004, from Cox Radio’s financial statements presented in accordance with GAAP, to adjusted EBITDA, a non-GAAP financial measure.

Page 9 of the press release contains a tabular reconciliation of balance sheet debt, from Cox Radio’s financial statements presented in accordance with GAAP, to consolidated debt, a non-GAAP financial measure.

The information required to be furnished pursuant to Item 2.02 and Exhibit 99.1 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, except if Cox Radio specifically incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On February 18, 2005, Cox Radio received a subpoena from the State of New York Office of the Attorney General requesting certain documents and records in connection with the New York State Attorney General’s inquiry into certain promotional practices in the radio industry. Cox Radio intends to cooperate with the Attorney General’s inquiry.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit:

99.1	Press Release dated February 23, 2005, announcing financial results for the quarter ended December 31, 2004 (furnished pursuant to Item 2.02 of Form 8-K)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COX RADIO, INC.

Date: February 23, 2005	By:	/s/ Neil O. Johnston
	Name:	Neil O. Johnston
	Title:	Vice President and Chief Financial Officer